UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2014

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5355 Town Center Road, Suite 701 Boca Raton, Florida		33486
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2014, the board of directors of Imperial Holdings, Inc. (the “Company”) amended and restated the Bylaws of the Company, which became effective immediately upon adoption. The Bylaws were amended and restated to include the following “Representative Claims” provision:

Except where a private right of action at a lower threshold than that required by this bylaw is expressly authorized by applicable statute, a current or prior shareholder or group of shareholders (collectively, a “Claiming Shareholder”) may not initiate a claim in a court of law on behalf of (1) the corporation and/or (2) any class of current and/or prior shareholders against the corporation and/or against any director and/or officer of the corporation in his or her official capacity, unless the Claiming Shareholder, no later than the date the claim is asserted, delivers to the Secretary written consents by beneficial shareholders owning at least 3% of the outstanding shares of the corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Shareholder or (ii), if on behalf of a class consisting only of prior shareholders, the last date on which a shareholder must have held shares to be included in the class.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of Bylaws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 3, 2014, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the amendment and restatement of the Bylaws and the Company’s intent to seek ratification of the Representative Claims provision by the Company’s shareholders at its next annual meeting of shareholders.

The information under Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.2	Amended and Restated Bylaws of Imperial Holdings, Inc., effective as of October 30, 2014.

Exhibit 99.1	Press release dated November 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2014

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Imperial Holdings, Inc., effective as of October 30, 2014.

99.1	Press release dated November 3, 2014.